June 1, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Reserves Treasury Fund

Supplement to Prospectus
dated May 1, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following changes will take effect on September 1, 2015

The fund will change its name to "Dreyfus Institutional Treasury and Agency Cash Advantage Fund."

The following will replace the second sentence of the first paragraph in the section entitled "Fund Summary—Dreyfus Institutional Reserves Treasury Fund—Principal Investment Strategy" and the second sentence of the first paragraph in the section entitled "Fund Details—Goal and Approach—Dreyfus Institutional Reserves Treasury Fund":

To pursue its goal, the fund invests only in securities issued or guaranteed as to principal and interest by the U.S. government, including those with floating or variable rates of interest, and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

The following will replace the third sentence of the third paragraph in the section entitled "Fund Details—Goal and Approach":

Dreyfus Institutional Treasury and Agency Cash Advantage Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. government, including those with floating or variable rates of interest, and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

The following will replace any contrary information in the section entitled "Shareholder Guide—Buying and Selling Shares—How to Buy Shares:"

The minimum initial investment is $250,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $250,000,000 in the aggregate among the fund, Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Treasury Prime Cash Advantage Fund and any Dreyfus Cash Management Fund; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future level of investment of $250,000,000 among such funds.

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Supplement to Current Statement of Additional Information

The following changes will take effect on September 1, 2015

The fund will change its name to "Dreyfus Institutional Treasury and Agency Cash Advantage Fund."

The following will replace the second paragraph in footnote 15 in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds":

Dreyfus Institutional Treasury and Agency Cash Advantage Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government, including those with floating or variable rates of interest, and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

Footnote 18 in the section entitled "Investments, Investment Techniques and Risks—Money Market Funds" will be deleted.